Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of July 11, 2014, is made by and among TOWNSQUARE RADIO, LLC, a Delaware limited liability company (the “Borrower”), TOWNSQUARE RADIO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), each of the other Loan Parties signatory hereto, each of the undersigned banks and other financial institutions party hereto as lenders (in such capacity, the “Lenders”) and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in, the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, Holdings, the Administrative Agent, the other agents party thereto, and the lenders from time to time party thereto are parties to a Credit Agreement, dated as of April 4, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement;

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement, in a manner, and on the terms and conditions, provided for herein.

NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, Borrower, Holdings, the Administrative Agent and the Lenders hereby agree as follows:

1.	Amendments.

a)        Section 1.1 of the Credit Agreement is hereby amended by amending and restating the defined term “Revolving Credit Commitment” to read in its entirety as follows:

““Revolving Credit Commitment” means, with respect to each Revolving Credit Lender, the commitment of such Lender to make Revolving Loans and acquire interests in other Revolving Credit Outstandings, which commitment is in the amount set forth opposite such Lender’s name on Schedule I under the caption “Revolving Credit Commitment”, as amended to reflect Assignments and as such amount may be reduced pursuant to this Agreement. The aggregate amount of the Revolving Credit Commitments on the Closing Date was $10,000,000 and the aggregate amount of the Revolving Credit Commitments was increased to $25,000,000 on the Third Amendment Closing Date.”

b)       Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“Third Amendment” means that certain Amendment No. 3 to the Credit Agreement, dated as of July 11, 2014, by and among the Administrative Agent, the Borrower, Holdings, the other Loan Parties signatory thereto and the Lenders signatory thereto.

“Third Amendment Closing Date” means the first date on which all of the conditions precedent to effectiveness of the Third Amendment set forth in Section 2 of the Third Amendment have been satisfied or duly waived.

c)        Schedule I of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule I attached hereto.

2.           Conditions to Effectiveness.    This Amendment shall become effective upon the satisfaction of the following conditions precedent:

a)        The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party, or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

b)        The Administrative Agent (or its counsel) shall have received from MIHI LLC and the Borrower a fully-executed joinder agreement, in form and substance satisfactory to the Administrative Agent.

c)        The Administrative Agent shall have received each of the items referred to below:

i.           a copy of the Borrower’s certificate of incorporation, including all amendments thereto, certified as of a recent date by the Secretary of State of the jurisdiction of its incorporation, and accompanied by a certificate as to the good standing of the Borrower as of a recent date from such Secretary of State;

ii.         a certificate of the Secretary or Assistant Secretary of the Borrower, dated as of the Third Amendment Closing Date and certifying (A) the names and signatures of each officer of the Borrower authorized to execute this Amendment and any other document delivered in connection herewith, (B) the Constituent Documents of the Borrower attached to such certificate are complete and correct copies of such Constituent Documents as in effect on the date of such certification and (C) the resolutions of the Borrower’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment and any other document delivered in connection herewith; and

iii.         a solvency certificate executed by the Chief Financial Officer of the Borrower in substantially the form of the solvency certificate previously delivered by the Borrower on the Closing Date.

d)       There shall have been paid to the Administrative Agent, for the account of the Administrative Agent, its Related Persons or any Lender, as the case may be, all fees and all reimbursements of costs or expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP), in each case, to the extent (i) an invoice has been received by the Borrower at least one (1) Business Day prior to the Third Amendment Closing Date and (ii) due and payable under this Amendment on or before Third Amendment Effective Date.

e)       The representations and warranties specified in Section 3 below shall be true and correct.

f)        Borrower shall have paid to the Administrative Agent, for the ratable benefit of each Revolving Credit Lender increasing its Revolving Credit Commitment pursuant to this Amendment (based on the amount of such Revolving Credit Lender’s increased Revolving Credit Commitment), a closing fee in an amount equal to the product of (a) 0.005 multiplied by (b) the amount the aggregate Revolving Credit Commitments are increased on the Third Amendment Closing Date (the “Closing Fee”), which Closing Fee shall be earned and due and payable on the Third Amendment Closing Date.

3.           Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party, jointly and severally, represents and warrants to the Administrative Agent and each Lender that the following are, and after giving effect to this Amendment will be, true, correct and complete:

a)        the execution, delivery and performance of this Amendment by each Loan Party have been duly authorized by all necessary action, and do not and will not:

i.           contravene the terms of any of that Person’s Constituent Documents;

ii.          conflict with or result in any material breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

iii.         violate any material Requirement of Law in any material respect.

b)       this Amendment constitutes the legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

c)       upon the effectiveness of this Amendment, all of the representations and warranties by each Loan Party contained in the Credit Agreement or in any other Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date of the effectiveness of this Amendment, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and

d)       no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment.

4.           Reaffirmation. Each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Guaranty and Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents, including, without limitation, all Obligations resulting from or incurred pursuant to the increased Revolving Credit Commitments made pursuant to this Amendment, in each case subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations pursuant to the Guaranty and Security Agreement.

5.           Effect. Each Loan Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Administrative Agent and Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Administrative Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Administrative Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. Without limiting the generality of the foregoing, the Loan Documents (including the Guaranty and Security Agreement) and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, as amended by, and after giving effect to, this Amendment, in each case subject to the terms thereof.

6.           Costs, Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 11.3 of the Credit Agreement.

7.           Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or other electronic transmission including a signed copy in PDF format) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.           Governing Law. This Amendment and the rights and obligations of the parties hereto (including any claims in contract law or tort law arising out of the subject matter hereof) shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (without respect to the principles of conflicts of laws that would result in the application of any law other than the law of the State of New York).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TOWNSQUARE RADIO, LLC

By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and
Chief Financial Officer

TOWNSQUARE RADIO HOLDINGS, LLC

By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and
Chief Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement

GUARANTORS:

GAP BROADCASTING BURLINGTON LICENSE, LLC
GAP BROADCASTING BURLINGTON, LLC
GAP BROADCASTING MIDLAND-ODESSA LICENSE, LLC
GAP BROADCASTING MIDLAND-ODESSA, LLC
LIVINGSTON COUNTY BROADCASTERS, INC.
MILLENNIUM ATLANTIC CITY II HOLDCO, LLC
REGENT BROADCASTING OF CHICO, INC.
REGENT BROADCASTING OF DULUTH, INC.
REGENT BROADCASTING OF ERIE, INC.
REGENT BROADCASTING OF FLAGSTAFF, INC.
REGENT BROADCASTING OF KINGMAN, INC.
REGENT BROADCASTING OF LAKE TAHOE, INC.
REGENT BROADCASTING OF LANCASTER, INC.
REGENT BROADCASTING OF LEXINGTON, INC.
REGENT BROADCASTING OF PALMDALE, INC.
REGENT BROADCASTING OF REDDING, INC.
REGENT BROADCASTING OF SAN DIEGO, INC.
REGENT BROADCASTING OF SOUTH CAROLINA, INC.
REGENT BROADCASTING OF ST. CLOUD II, INC.
REGENT BROADCASTING OF WATERTOWN, INC.
REGENT LICENSEE OF CHICO, INC.
REGENT LICENSEE OF ERIE, INC.
REGENT LICENSEE OF FLAGSTAFF, INC.
REGENT LICENSEE OF KINGMAN, INC.
REGENT LICENSEE OF LAKE TAHOE, INC.
REGENT LICENSEE OF LEXINGTON, INC.
REGENT LICENSEE OF PALMDALE, INC.
REGENT LICENSEE OF REDDING, INC.
REGENT LICENSEE OF SAN DIEGO, INC.
REGENT LICENSEE OF SOUTH CAROLINA, INC.
REGENT LICENSEE OF WATERTOWN, INC.
SPECIAL EVENTS MANAGEMENT, LLC
TOWNSQUARE LIVE EVENTS, LLC
TOWNSQUARE MEDIA ABILENE LICENSE, LLC
TOWNSQUARE MEDIA ABILENE, LLC
TOWNSQUARE MEDIA ACQUISITION III, LLC
TOWNSQUARE MEDIA ACQUISITION IV, LLC
TOWNSQUARE MEDIA AMARILLO LICENSE, LLC
TOWNSQUARE MEDIA AMARILLO, LLC

Signature Page to Amendment No. 3 to Credit Agreement

TOWNSQUARE MEDIA ATLANTIC CITY II LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY II, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III HOLDCO, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III, LLC
TOWNSQUARE MEDIA ATLANTIC CITY LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY, LLC
TOWNSQUARE MEDIA BILLINGS LICENSE, LLC
TOWNSQUARE MEDIA BILLINGS, LLC
TOWNSQUARE MEDIA BOZEMAN LICENSE, LLC
TOWNSQUARE MEDIA BOZEMAN, LLC
TOWNSQUARE MEDIA BROADCASTING, LLC
TOWNSQUARE MEDIA CASPER LICENSE, LLC
TOWNSQUARE MEDIA CASPER, LLC
TOWNSQUARE MEDIA CHEYENNE LICENSE, LLC
TOWNSQUARE MEDIA CHEYENNE, LLC
TOWNSQUARE MEDIA DULUTH LICENSE, LLC
TOWNSQUARE MEDIA DULUTH, LLC
TOWNSQUARE MEDIA LAKE CHARLES LICENSE, LLC
TOWNSQUARE MEDIA LAKE CHARLES, LLC
TOWNSQUARE MEDIA LARAMIE LICENSE, LLC
TOWNSQUARE MEDIA LARAMIE, LLC
TOWNSQUARE MEDIA LAWTON LICENSE, LLC
TOWNSQUARE MEDIA LAWTON, LLC
TOWNSQUARE MEDIA LICENSEE OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA LICENSEE OF PEORIA, INC.
TOWNSQUARE MEDIA LICENSEE OF ST. CLOUD, INC.
TOWNSQUARE MEDIA LICENSEE OF UTICA/ROME, INC.
TOWNSQUARE MEDIA LUBBOCK LICENSE, LLC
TOWNSQUARE MEDIA LUBBOCK, LLC
TOWNSQUARE MEDIA LUFKIN LICENSE, LLC
TOWNSQUARE MEDIA LUFKIN, LLC
TOWNSQUARE MEDIA MISSOULA LICENSE, LLC
TOWNSQUARE MEDIA MISSOULA, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN LICENSE, LLC

Signature Page to Amendment No. 3 to Credit Agreement

TOWNSQUARE MEDIA MONMOUTH-OCEAN, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND, LLC
TOWNSQUARE MEDIA OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA OF ALBANY, INC.
TOWNSQUARE MEDIA OF KILLEEN-TEMPLE, INC.
TOWNSQUARE MEDIA OF BUFFALO, INC.
TOWNSQUARE MEDIA OF EL PASO, INC.
TOWNSQUARE MEDIA OF EVANSVILLE /OWENSBORO, INC.
TOWNSQUARE MEDIA OF FLINT, INC.
TOWNSQUARE MEDIA OF FT. COLLINS, INC.
TOWNSQUARE MEDIA OF FT. COLLINS AND GRAND RAPIDS, LLC
TOWNSQUARE MEDIA OF GRAND RAPIDS, INC.
TOWNSQUARE MEDIA OF LAFAYETTE, LLC
TOWNSQUARE MEDIA OF MIDWEST, LLC
TOWNSQUARE MEDIA OF PRESQUE ISLE, INC.
TOWNSQUARE MEDIA OF ST. CLOUD, INC.
TOWNSQUARE MEDIA OF UTICA/ROME, INC.
TOWNSQUARE MEDIA ONEONTA LICENSE, LLC
TOWNSQUARE MEDIA ONEONTA, LLC
TOWNSQUARE MEDIA POCATELLO LICENSE, LLC
TOWNSQUARE MEDIA POCATELLO, LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL LICENSE, LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL, LLC
TOWNSQUARE MEDIA SAN ANGELO LICENSE, LLC
TOWNSQUARE MEDIA SAN ANGELO, LLC
TOWNSQUARE MEDIA SEDALIA LICENSE, LLC
TOWNSQUARE MEDIA SEDALIA, LLC
TOWNSQUARE MEDIA SHELBY LICENSE, LLC
TOWNSQUARE MEDIA SHELBY, LLC
TOWNSQUARE MEDIA SHREVEPORT LICENSE, LLC
TOWNSQUARE MEDIA SHREVEPORT, LLC
TOWNSQUARE MEDIA TEXARKANA LICENSE, LLC
TOWNSQUARE MEDIA TEXARKANA, LLC
TOWNSQUARE MEDIA TRENTON LICENSE, LLC

Signature Page to Amendment No. 3 to Credit Agreement

TOWNSQUARE MEDIA TRENTON, LLC
TOWNSQUARE MEDIA TRI-CITIES LICENSE, LLC
TOWNSQUARE MEDIA TRI-CITIES, LLC
TOWNSQUARE MEDIA TWIN FALLS LICENSE, LLC
TOWNSQUARE MEDIA TWIN FALLS, LLC
TOWNSQUARE MEDIA TYLER LICENSE, LLC
TOWNSQUARE MEDIA TYLER, LLC
TOWNSQUARE MEDIA VICTORIA LICENSE, LLC
TOWNSQUARE MEDIA VICTORIA, LLC
TOWNSQUARE MEDIA WEST CENTRAL HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL INTERMEDIATE HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL RADIO BROADCASTING, LLC
TOWNSQUARE MEDIA WICHITA FALLS LICENSE, LLC
TOWNSQUARE MEDIA WICHITA FALLS, LLC
TOWNSQUARE MEDIA YAKIMA LICENSE, LLC
TOWNSQUARE MEDIA YAKIMA, LLC
TOWNSQUARE MEDIA, INC.
TOWNSQUARE NEW JERSEY HOLDCO, LLC
TOWNSQUARE RADIO, INC.
BRYTON ACQUISITION COMPANY, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE LICENSE, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE, LLC
TOWNSQUARE MEDIA BANGOR LICENSE, LLC
TOWNSQUARE MEDIA BANGOR, LLC
TOWNSQUARE MEDIA BINGHAMTON LICENSE, LLC
TOWNSQUARE MEDIA BINGHAMTON, LLC
TOWNSQUARE MEDIA BISMARCK LICENSE, LLC
TOWNSQUARE MEDIA BISMARCK, LLC
TOWNSQUARE MEDIA KILLEEN-TEMPLE LICENSE, LLC
TOWNSQUARE MEDIA GRAND JUNCTION LICENSE, LLC
TOWNSQUARE MEDIA GRAND JUNCTION, LLC
TOWNSQUARE MEDIA NEW BEDFORD LICENSE, LLC
TOWNSQUARE MEDIA NEW BEDFORD, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II LICENSE, LLC

Signature Page to Amendment No. 3 to Credit Agreement

TOWNSQUARE MEDIA ODESSA-MIDLAND II, LLC
TOWNSQUARE MEDIA PRESQUE ISLE LICENSE, LLC
TOWNSQUARE MEDIA SIOUX FALLS LICENSE, LLC
TOWNSQUARE MEDIA SIOUX FALLS, LLC
TOWNSQUARE MEDIA TUSCALOOSA LICENSE, LLC
TOWNSQUARE MEDIA TUSCALOOSA, LLC

By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and
Chief Financial Officer

LYLA ACQUISITION COMPANY, LLC
LYLA INTERMEDIATE HOLDING, LLC
TOWNSQUARE MEDIA BATTLE CREEK, LLC
TOWNSQUARE MEDIA BATTLE CREEK LICENSE, LLC
TOWNSQUARE MEDIA BOISE, LLC
TOWNSQUARE MEDIA BOISE LICENSE, LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LICENSE LLC
TOWNSQUARE MEDIA DANBURY LLC
TOWNSQUARE MEDIA DANBURY LICENSE LLC
TOWNSQUARE MEDIA DUBUQUE, LLC
TOWNSQUARE MEDIA DUBUQUE LICENSE, LLC
TOWNSQUARE MEDIA FARIBAULT LLC
TOWNSQUARE MEDIA FARIBAULT LICENSE LLC
TOWNSQUARE MEDIA KALAMAZOO LLC
TOWNSQUARE MEDIA KALAMAZOO LICENSE LLC
TOWNSQUARE MEDIA LANSING LLC
TOWNSQUARE MEDIA LANSING LICENSE LLC
TOWNSQUARE MEDIA PORTLAND LLC
TOWNSQUARE MEDIA PORTLAND LICENSE LLC
TOWNSQUARE MEDIA PORTSMOUTH LLC
TOWNSQUARE MEDIA PORTSMOUTH LICENSE LLC

Signature Page to Amendment No. 3 to Credit Agreement

TOWNSQUARE MEDIA POUGHKEEPSIE, LLC
TOWNSQUARE MEDIA POUGHKEEPSIE LICENSE, LLC
TOWNSQUARE MEDIA QUAD CITIES LLC
TOWNSQUARE MEDIA QUAD CITIES LICENSE LLC
TOWNSQUARE MEDIA ROCHESTER LLC
TOWNSQUARE MEDIA ROCHESTER LICENSE LLC
TOWNSQUARE MEDIA ROCKFORD LLC
TOWNSQUARE MEDIA ROCKFORD LICENSE LLC
TOWNSQUARE MEDIA WATERLOO LLC
TOWNSQUARE MEDIA WATERLOO LICENSE LLC
ZADER ACQUISITION COMPANY LLC

By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President, Chief
Financial Officer and Secretary

Signature Page to Amendment No. 3 to Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, L/C Issuer, Swingline Lender and a Lender

By:	/s/ Steven J. Heise
Name: Steven J. Heise
Title: Duly Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Gregory Roetting
Name: Gregory Roetting
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Alfonse Simone
Name: Alfonse Simone
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

MIHI LLC,
as a Lender

By:	/s/ Ayesha Farooqi
Name: Ayesha Farooqi
Title: Authorized Signatory

By:	/s/ T. Morgan Edwards II
Name: T. Morgan Edwards II
Title: Authorized Signatory

Signature Page to Amendment No. 3 to Credit Agreement

SunTrust Bank,
as a Lender

By:	/s/ Brian Guffin
Name: Brian Guffin
Title: Director

Signature Page to Amendment No. 3 to Credit Agreement

Schedule I

Third Amendment Closing Date Revolving Credit Commitments

Lender	Revolving Credit Commitment

GENERAL ELECTRIC CAPITAL CORPORATION	$500,000
BANK OF AMERICA, N.A.	$9,500,000
ING CAPITAL LLC	$1,000,000
MIHI LLC	$5,000,000
ROYAL BANK OF CANADA	$7,000,000
SUNTRUST BANK	$2,000,000
TOTAL	$25,000,000

EXECUTION VERSION

JOINDER AGREEMENT

This JOINDER AGREEMENT dated as of July 11, 2014 (this “Agreement”) is entered into by MIHI LLC (the “New Lender”), TOWNSQUARE RADIO, LLC, a Delaware limited liability company (the “Borrower”), and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under, and as defined in, the Credit Agreement (as defined below).

RECITALS:

WHEREAS, the Borrower, the other Loan Parties party thereto, the Administrative Agent, the other agents party thereto, and the Lenders from time to time party thereto are parties to a Credit Agreement, dated as of April 4, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Agreement have the same meanings as specified in the Credit Agreement;

WHEREAS, the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders signatory thereto have agreed to amend certain provisions of the Credit Agreement, in a manner, and on the terms and conditions, provided for in that certain Amendment No. 3 to the Credit Agreement, dated as of the date hereof (the “Amendment”);

WHEREAS, pursuant to the Amendment and subject to the terms and conditions of the Credit Agreement and the other Loan Documents, the Borrower desires that New Lender provide additional Revolving Credit Commitments and New Lender desires to provide new Revolving Credit Commitments to the Borrower and to become a Lender under, and subject to the terms and conditions of, the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.   Revolving Credit Commitment.   The New Lender hereby agrees to commit to provide its Revolving Credit Commitment as set forth on Schedule I hereto, on the terms and subject to the conditions set forth in the Credit Agreement and the other Loan Documents.

2.   Representations, Warranties and Covenants of New Lender.   The New Lender (a) represents and warrants to the Borrower and the Administrative Agent that (i) it has full power and authority, and has taken all actions necessary for the New Lender, to execute and deliver this Agreement and to consummate the transactions contemplated hereby, (ii) it is sophisticated with respect to the decisions to provide the Revolving Credit Commitments pursuant to the Credit Agreement and the other Loan Documents and either the New Lender or the Person exercising discretion in making such decisions is experienced in making such decisions, and (iii) by executing,

1

signing and delivering this Agreement via ClearPar®, SyndTrak® or any other electronic settlement system designated by the Administrative Agent, the Person executing, signing and delivering this Agreement on behalf of the New Lender is an authorized signer for the New Lender and is authorized to execute, sign and deliver this Agreement, (b) appoints and authorizes the Administrative Agent to take such action as administrative agent and collateral agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (c) shall perform in accordance with their terms all obligations that, by the terms of the Loan Documents, are required to be performed by it as a Lender, (d) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and shall continue to make its own credit decisions in taking or not taking any action under any Loan Document independently and without reliance upon any Secured Party and based on such documents and information as it shall deem appropriate at the time, (e) acknowledges and agrees that, as a Lender, it may receive material non-public information and confidential information concerning the Loan Parties and their Affiliates and Securities and agrees to use such information in accordance with Section 11.20 of the Credit Agreement, (f) specifies as its applicable lending offices (and addresses for notices) the offices at the addresses set forth beneath its name on the signature pages hereof and (g) to the extent required pursuant to Section 2.17(f) of the Credit Agreement, attaches two completed originals of Forms W-8ECI, W-8BEN or W-9.

3.   Determination of Effective Date; Register.   Following the due execution and delivery of this Agreement by the Administrative Agent, the Borrower and the New Lender, this Agreement (including its attachments) will be delivered to the Administrative Agent for its acceptance and recording in the Register. The effective date of this Agreement (the “Effective Date”) shall be the Third Amendment Closing Date.

4.   Effect.   As of the Effective Date, the New Lender shall be a party to the Credit Agreement as a Lender and as a Revolving Credit Lender and shall have the rights and obligations of a Lender and a Revolving Credit Lender under the Credit Agreement.

5.   Miscellaneous. Sections 1.5 (Interpretation), 11.14(a) (Submission to Jurisdiction) and 11.15 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference. On and after the Effective Date, this Agreement shall be binding upon, and inure to the benefit of, the Borrower, the New Lender, the Administrative Agent and their Related Persons and their successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York (without respect to the principles of conflicts of laws that would result in the application of any law other than the law of the State of New York). This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

2

In witness whereof, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MIHI LLC,
as the New Lender

By:	/s/ Ayesha Farooqi
	Name:	Ayesha Farooqi
	Title:	Authorized Signatory

By:	/s/ T. Morgan Edwards II
	Name:	T. Morgan Edwards II
	Title:	Authorized Signatory

Lending Office for Eurodollar Rate Loans:

MIHI LLC
125 West 55th Street
New York, NY 10019
Contacts: Arvind Admal – Tel. No. 212-231-2099
or David Anekstein – Tel. No. 212-231-6187
Email: loan.private@macquarie.com
Fax No.: 212-231-0629
With a copy to: macquariedcmjv@copalpartners.com

Lending Office (and address for notices)

for any other purpose:

MIHI LLC
125 West 55th Street
New York, NY 10019
Primary Contacts: Arvind Admal – Tel. No. 212-231-2099
or David Anekstein – Tel. No. 212-231-6187
Email: loan.admin@macquarie.com
Fax No.: 212-231-0629

[Signature Page to Joinder Agreement]

Accepted and Agreed
this 11th day of July 2014:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Administrative Agent

By:	/s/ Steven J. Heise
	Name:	Steven J. Heise
	Title:	Duly Authorized Signatory

TOWNSQUARE RADIO, LLC

By:	/s/ Stuart Rosenstein
	Name:	Stuart Rosenstein
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Joinder Agreement]

Schedule I

Third Amendment Closing Date Revolving Credit Commitments

Lender	Revolving Credit Commitment
MIHI LLC	$5,000,000